SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 2, 2001
                                ----------------


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                           0-24575                59-341023
      ----------                         ---------               ---------
(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                      File Number)         Identification No.)





             37 Skyline Drive, Suite 1101, Lake Mary, Florida 32746
             ------------------------------------------------------
           Address of principal executive offices, including zip code

       Registrant's telephone number, including area code: (407) 333-1446
                                 --------------

Item 5. Other Events

On July 2, 2001, Registrant terminated its Agreement and Plan of Merger ("Agreement") with DataWorld Solutions, Inc., of Farmingdale, New York, ("DataWorld") entered into on April 10, 2001, in which Registrant's subsidiary, Dolphin Acquisition Corp., a Delaware corporation, would have merged into DataWorld, with DataWorld becoming a wholly-owned subsidiary of Registrant.

Registrant's decision to terminate was predicated on material adverse changes in DataWorld's business and operations and on other terms and conditions under the Agreement entitling the Registrant to not proceed with the merger.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following Exhibits are filed herewith:

     Exhibit No.                     Description

        99. Press release issued July 2, 2001 announcing the termination of the Agreement with DataWorld Solutions, Inc.

ITEM 9. Regulation FD Disclosure

Registrant on July 2, 2001 issued a press release announcing it had terminated its merger agreement with DataWorld, which is filed as Exhibit 99 herein.



SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN ACCESS TECHNOLOGIES, INC.

July 17, 2001                               By: /s/ John Presley
                                            ---------------------------
                                            John Presley, President